DISCOVERY SELECT® VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated August 15, 2022
to Prospectus dated May 1, 2022
This Supplement should be read in conjunction with the current Prospectus ("Prospectus") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement contains information about a fee change to the American Century Investments® VP Value Fund Class I available through your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
Effective August 1, 2022, the current expenses of the following Portfolio is changed as shown below.

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Equity	American Century Investments® VP Value Fund Class I* American Century Investment Management, Inc.	0.71%	24.51%	9.55%	12.03%
* This information includes annual expenses that reflect temporary fee reductions.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
DISCOSUP1